Exhibit 99.1

DEPARTMENT OF RADIOLOGY Pharmacokinetics imaging of lithium at 7T – results from a phase 1/2A clinical trial with a novel organic lithium salt Massachusetts General Hospital HARVARD Medical School Ovidiu C. Andronesi , Katherine N. Maina, Daniel Park, May Aon, Shuqing Deng, Melanie Brown, Sara Farina, Paul Weiser, Tan - Hanh Pham, Nathaniel Mercaldo, Donald Reitberg, Eve Del Rio, Michael Henry, Kraig Roajphlastien, Stephan Jackman, Kelli S. Devitte - McKee, Alison McManus, Jessica Gerber, Steven Arnold, Hope Taft, Susie Huang, Bruce R. Rosen ISMRM Workshop Advances in X - Nuclei MR, 29 Sept 2026

Speaker Name: Ovidiu C. Andronesi I have the following financial interest or relationship to disclose with regard to the subject matter of this presentation : • Company Name: Alzamend Neuro Inc • Type of Relationship: Sponsored research funding Declaration of Financial Interests or Relationships ISMRM Workshop Series

3 • Lithium is the gold standard treatment for bipolar disorder , and often used in major depressive disorder, schizophrenia or Alzheimer’s disease. • Clinical utility is constrained by a narrow therapeutic window for inorganic lithium salts (Li 2 CO 3 ) which need careful monitoring to manage renal, thyroid, and other systemic toxicity risks. • In this clinical trial we investigated the brain pharmacokinetics of AL001, a novel organic co - crystal containing lithium salicylate/L - proline designed for better brain delivery with less systemic exposure than inorganic salts. LITHIUM TREATMENT

AL001 4 4 AL001 = co - crystal of Lithium salicylate + L - proline (LISPRO crystal) Pre - clinical studies in mice indicated a better PK profile for lithium salicylate Smith A et al, RSC Adv., 2014, 4, 12362 – 12365

5 CLINICAL TRIAL DESIGN Baseline MRI (1x) Baseline Plasma (1x) Period1 MRI (7x) Period1 Plasma (28x) Period2 MRI (7x) Period2 Plasma (28x) 30 Participants: • 6 Healthy • 6 Bipolar • 6 Major Depression • 6 Alzheimer • 6 PTSD Phase 1/2a design: • 2 treatments • 2 periods • randomized • longitudinal • cross - over 14 days 14 days All participants receive both treatments, AL001 and Li 2 CO 3 ClinicalTrials.gov/NCT06921590

6 LITHIUM IMAGING • MR Scanner: 7T Terra.X (Siemens Healthineers) • Dual - tuned coil: 7Li/1H 1Tx/1Tx - 16Rx/16Rx (Tesla Dynamics Coil) • Pulse sequence: 3D radial balanced SSFP (3D bSSFP) • Image reconstruction: Regridding + density compensation (ICE on - line) • Image processing: Super - resolution upsampling + Absolute Quantification + MNI + PK modeling 3D radial bSSFP: • TR/TE = 10ms/5ms, • FA = 22  , • Voxel = 8 cm 3 (20 mm iso) • Spokes = 400, • NA = 375, • TA = 25:02 min:s Image processing: • Freesurfer + FSL + MINC + Python • Pipeline compliant with CFR 2.11 regulations for FDA submission

7 IMAGE PROCESSING PIPELINE

IMAGE PROCESSING PIPELINE

Super-resolution:

regularized patch based feature nonlocal means


Low-res MRSI
Super-res MRSI
High-res MRI

Non-convex optimization

$$\hat{\mathbf{x}} = arg\min_{\mathbf{x}}\{\|\mathbf{y} - H(\mathbf{x})\|^2 + \lambda R(\mathbf{x})\}$$

$$R(\mathbf{x}) = \sum_{\mathbf{v}} \left| \mathbf{x}(\mathbf{v}) - \sum_{\mathbf{u}\in\Omega(\mathbf{v})} \mathbf{w}(\mathbf{v},\mathbf{u})\mathbf{x}(\mathbf{u}) \right|^2$$

Xianqi Li et al, Radiology 2020, 294, 589-597

Absolute Quantification:

bSSFP relaxation correction with finite RF pulse duration

- $R1 = 1/T1$
- $R2 = 1/T2$
- $r2_{cor} = 0.68 - 0.125 \times (1 + T_p/TR) \times (R1/R2)$
- $R2_{cor} = (1 - r2_{cor} \times T_p/TR) \times R2$

- $E1 = \exp(-TR \times R1)$
- $E2 = \exp(-TR \times R2)$
- $E2c = \exp(-TR \times R2cor)$
- $E2e = \exp(-TE \times R2)$

- $R_{bSSFP} = (1-E1) \times \sin(FA) \times [1 / (1 - (E1-E2c) \times \cos(FA) - E1 \times E2c)] \times E2e$

- $[Li]_{brain} = [Li]_{phantom} \times (S_{brain} / S_{phantom}) \times (R_{bSSFP\text{-}phantom} / R_{bSSFP\text{-}brain})$

Bieri et al, MRM, 2009, 62:1232
Bernstein et al, Handbook of MRI Pulse Sequences

9 PHANTOM VALIDATION Lithium image spatial resolution of 3D radial bSSFP

10 PHANTOM VALIDATION Absolute Quantification of Li concentration from bSSFP images Variability: test - retest triplicates Linearity and lower limit of quantitation

11 Rating of Li Image Quality by Radiologists Gwet’s Agreement Coefficient Agreement Analysis Landis - Koch Benchmark Label Estimate (95%CI) Substantial 0.73 (0.66, 0.80) Primary Analysis - assuming complete independence Moderate - Fair 0.61 (0.28, 0.83) Sensitivity Analysis - not assuming complete independence Very Poor (1) Poor (2) Adequate (3) Good (4) Excellent (5) Li image # 1 - 96 92% of images scored Excellent - Adequate

12 Lithium Brain Concentration Baseline AL001 Li 2 CO 3 1 0 mM 1 0 mM 1 0 mM [Li] in GM and WM [mM]

13 Voxel - wise General Linear Model [Li] Treatment - Baseline 2 1.3 - Log 10 (p) AL001 - Baseline Li 2 CO 3 - Baseline 2 1.3 - Log 10 (p)

PK analysis – non-compartmental model

[Li] plasma



AUC_{AL001} = 53873 (hr*ng/mL)
$AUC_{Li_2CO_3}$ = 51427 (hr*ng/mL)

[Li] white matter



AUC_{AL001} = 37347.73 (hr*ng/mL)
$AUC_{Li_2CO_3}$ = 33581.70 (hr*ng/mL)

[Li] gray matter



AUC_{AL001} = 32370.77 (hr*ng/mL)
$AUC_{Li_2CO_3}$ = 29309.12 (hr*ng/mL)

15 PK analysis – two - compartments model K1 (ml/cm 3 /min) 3 0 ml/cm 3 /min

Summary 16 » 7 Tesla provides higher SNR for lithium imaging and allows quantification of lithium concentration in the brain over the PK relevant range ( 0 . 1 - 1 mM ; 694 - 6941 ng/g) with anatomical spatial resolution . » Brain region analysis indicate a trend for slightly higher Li concentration after AL 001 (geometric mean 4020 . 64 ng/g, 64 % CV) compared to Li 2 CO 3 ( geometric mean 3476 . 94 ng/g, 57 % CV), with slightly larger values in white matter than gray matter . » Voxel - wise general linear model indicate a trend for higher Li concentration in the gray matter after AL 001 compared to Li 2 CO 3 . » Non - compartment PK modelling indicate a trend for slightly higher AUC after AL 001 ( geometric mean 62230 h  ng /g, 26 % CV) compared to Li 2 CO 3 ( geometric mean 59715 h  ng /g, 25 % CV) . » Two compartment PK modelling indicate higher plasma to brain transfer rate (K 1 ) in the white matter than gray matter for AL 001 . » Differences between AL 001 and Li 2 CO 3 are not statistically significant , in line with the small sample size . The observed trends in the healthy cohort generate hypothesis that will be tested in subsequent patient cohorts (bipolar, major depression, Alzheimer and PTSD) .

Acknowledgements

MGH, Department of Radiology
Martinos Biomedical Imaging Center:
Katherine Maina
Paul Weiser
Tan-Hanh Pham
Nathaniel Mercaldo
May Aon
Shuqing Deng
Melanie Brown
Sarah Farina
Hope Taft
Susie Huang
Bruce Rosen

MGH, Department of Psychiatry:
Steven Arnold
Michael Henry

MGH, Clinical Translation Research Unit
Jessica Gerber
Kelli S. Devitte-McKee,
Alison McManus

Katy Maina



Shuqing Deng



Paul Weiser



Hanh Pham



May Aon



Melanie Brown



Alzamend Neuro Inc
Stephan Jackman
Donald Reitberg,
Eve Del Rio,
Kraig Roajphlastien,

QMENTA
Oscar Pena
Evie Neylon
Kire Trivodaliev

Human Predictions
William Denney